 As filed with the Securities and Exchange Commission on January 19, 2000

                                                       Registration Nos. 2-80751
                                                                        811-3618

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   Form N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]
                                                                         [X]
    Post-Effective Amendment No. 25
                                     and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                         [_]
                                                                         [X]
    Amendment No. 27
                        (Check appropriate box or boxes)

                               ----------------

                         Metropolitan Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

         One Madison Avenue                               10010
         New York, New York                            (Zip Code)
   (Address of Principal Executive
               Office)

        Registrant's Telephone Number, Including Area Code: 212-578-2674

                               ----------------

                              GARY A. BELLER, ESQ.
                               One Madison Avenue
                            New York, New York 10010
                    (Name and Address of Agent for Service)

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that the filing will become effective (check appropriate box)
  [_]immediately upon filing pursuant to paragraph (b) of Rule 485.

  [_]on (date) pursuant to paragraph (b) of Rule 485.
  [_]80 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [X]on April 7, 2000 pursuant to paragraph (a)(2) of Rule 485.

  [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485.

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                                 [METLIFE LOGO]

                          [STATE STREET RESEARCH LOGO]

                            [HARRIS ASSOCIATES LOGO]

                                  [JANUS LOGO]

                    [L.P.LOOMIS SAYLES & COMPANY, L.P. LOGO]

                            [NEUBERGER BERMAN LOGO]

                            [FPO PUTNAM INVESTMENTS]

                                 [SCUDDER LOGO]

                              [T. ROWE PRICE LOGO]



                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                May 1, 2000

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street               Loomis Sayles High
Research                   Yield Bond Portfolio
Aggressive Growth
Portfolio                  Neuberger Berman
                           Partners Mid Cap Value
State Street               Portfolio
Research
Diversified                Scudder Global Equity
Portfolio                  Portfolio

State Street               T. Rowe Price Large Cap
Research                   Growth Portfolio
Growth Portfolio
                           T. Rowe Price Small Cap
State Street               Growth Portfolio
Research
Income Portfolio           Lehman Brothers(R)
                           Aggregate Bond Index
State Street               Portfolio
Research
Money Market               MetLife Stock Index
Portfolio                  Portfolio

State Street               MetLife Mid Cap Stock
Research                   Index Portfolio
Aurora Small Cap
Value                      Morgan Stanley EAFE(R)
Portfolio                  Index Portfolio

Putnam International       Russell 2000(R) Index
Stock Portfolio            Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................     12
   About the Investment Managers.....................................     20
   Portfolio Turnover Rates..........................................     26
   Dividends, Distributions and Taxes................................     26
   General Information About the Fund and its Purpose................     27
   Sale and Redemption of Shares.....................................     28
   Financial Highlights..............................................     28
   Appendix A--Portfolio Manager Prior Performance...................     29
   Appendix B--Certain Investment Practices..........................     32
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     36

Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.

Risk/Return Summary

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

State Street Research Aggressive Growth Portfolio

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of, and other securities convertible into or carrying the right to acquire common stocks of, less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized. The Portfolio's investments can range across the full spectrum from small to large capitalization issuers. At different times, the Portfolio may emphasize a particular size or type of company.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

State Street Research Growth Portfolio

About the State Street Research Growth Portfolio:

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

State Street Research Money Market Portfolio

About the State Street Research Money Market Portfolio:

Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

State Street Research Income Portfolio

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 75% of its net assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and (c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

State Street Research Aurora Small Cap Value Portfolio

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 1999, this included companies with capitalizations of approximately $660 million. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

State Street Research Diversified Portfolio




Putnam International Stock Portfolio



Putnam Large Cap Growth Portfolio

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Growth, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About the Putnam International Stock Portfolio:

(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

Harris Oakmark Large Cap Value Portfolio

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-cap ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 1999, this included
companies with capitalizations of approximately $   million and above. The
portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Janus Mid Cap Portfolio

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 1999, this included companies with capitalizations
between approximately $   million and $    billion. The Portfolio is non-
diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Loomis Sayles High Yield Bond Portfolio

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds"). The Portfolio expects to invest a substantial amount of its assets in securities of foreign (non-U.S. domiciled) companies.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Neuberger Berman Partners Mid Cap Value Portfolio

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 1999, this included
companies with capitalizations between approximately $   million and $
billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Scudder Global Equity Portfolio

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing; "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

T. Rowe Price Large Cap Growth Portfolio

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 1999, this included companies with capitalizations of approximately $7.7 billion and above. The Portfolio generally looks for companies with above-average growth in earnings and cash flow; the ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy; or that have a lucrative niche in the economy where profit margins widen due to economic factors (rather than one-time events such as lower taxes). The Portfolio expects to invest in common stocks of companies that normally (but not always) pay dividends that are generally expected to rise in future years as earnings rise.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

T. Rowe Price Small Cap Growth Portfolio

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization falls within the range of companies included in the bottom 20% of the S&P 500 Index at the time of the purchase. As of December 31, 1999, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio expects to invest primarily in common stocks and convertible securities of companies in the development stage of their corporate life cycle with potential to achieve long-term earnings growth faster than the overall market.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

The Index Portfolios

About all the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Lehman Brothers Aggregate Bond Index Portfolio

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

MetLife Stock Index Portfolio

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Morgan Stanley EAFE Index Portfolio

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 1999 countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Russell 2000 Index Portfolio

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 1999, the average stock market capitalization of companies in the Russell 2000 Index was $460 million, and the weighted average stock market capitalization was $1,360 million. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

MetLife Mid Cap Stock Index Portfolio

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 400 MidCap Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 1999, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2,304 million, and the weighted average stock market capitalization was $5,531 million. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures a Portfolio's performance over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented.
 . The graphs of year-by-year returns examine volatility by illustrating a
  Portfolio's historic highs and lows, as well as the consistency of returns. . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                 State Street Research Aggressive Growth

                             [Chart to Come]

                       State Street Research Growth

                             [Chart to Come]

                    State Street Research Money Market

                              [Chart to Come]

                       State Street Research Income

                              [Chart to Come]

                     State Street Research Diversified

                              [Chart to Come]

               State Street Research Aurora Small Cap Value

    Since the Portfolio will commence operations effective on or about July
                                 1, 2000,

          no volatility or performance information is available.

                       Putnam International Stock/1/

                              [Chart to Come]
--------

1. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                          Putnam Large Cap Growth

   Since the Portfolio will commence operations effective on or about July 1,
                                   2000,

          no volatility or performance information is available.

                      Harris Oakmark Large Cap Value

                              [Chart to Come]

                               Janus Mid Cap

                              [Chart to Come]

                       Loomis Sayles High Yield Bond

                              [Chart to Come]

                  Neuberger Berman Partners Mid Cap Value

                              [Chart to Come]

                           Scudder Global Equity

                              [Chart to Come]

                      T. Rowe Price Large Cap Growth

                              [Chart to Come]

                      T. Rowe Price Small Cap Growth

                              [Chart to Come]

                  Lehman Brothers(R) Aggregate Bond Index

                              [Chart to Come]

                            MetLife Stock Index

                              [Chart to Come]

                        MetLife Mid Cap Stock Index

   Since the Portfolio will commence operations effective on or about July 1,
                                   2000,

          no volatility or performance information is available.

                       Morgan Stanley EAFE(R) Index

                              [Chart to Come]

                           Russell 2000(R) Index

                              [Chart to Come]

Carefully review the principal risks associated with investing in the Portfolios.

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:

State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Growth, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:

State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Growth, State Street Research Diversified, Janus Mid Cap, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:

State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Growth, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:

Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Loomis Sayles High Yield Bond, Putnam Large Cap Growth, and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:

Harris Oakmark Large Cap Value, State Street Research Growth, State

Street Research Aurora Small Cap Value, State Street Research Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:

State Street Research Growth, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Scudder Global Equity and T. Rowe Price Large Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:

MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:

Janus Mid Cap, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

About MetLife

Metropolitan Life Insurance Company ("MetLife") has overall responsibility for investment management for each Portfolio and day-to-day investment management responsibility for the index Portfolios. (MetLife also performs general administrative and management services for the Fund.) In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1999, it had total
life insurance in force of approximately $   trillion and total assets under
management of approximately $   billion. MetLife is the parent of Metropolitan
Tower Life Insurance Company ("Metropolitan Tower").

Portfolio management of the State Street Research Portfolios

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 1999, State Street Research had investment arrangements in effect
for about $   billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management and as a portfolio manager at Phoenix Investment Counsel.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Growth Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

Rudolph K. Kluiber has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined State Street Research in 1989 and has worked as an investment professional since 1988.


Portfolio management of the Putnam Portfolios

Putnam Investment Management, Inc. ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Massachusetts corporation, has managed mutual funds since 1937. As of December 31, 1999, Putnam and its affiliates managed in excess of $391 billion of retail and institutional investors

            Portfolio management of the Harris Oakmark Large Cap Value Portfolio worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, Inc., which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam Portfolios:.

Putnam International Stock Portfolio:


Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1970. It is a wholly-owned subsidiary of Nvest Companies, L.P. whose general partner, Nvest Corporation, is an indirect wholly-owed subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 1999, Harris had investment arrangements in effect for about $12.5 billion in assets.

Robert J. Sanborn and Edward Loeb are co-portfolio managers for the Portfolio and have been primarily responsible for its day-to-day management since its inception in November, 1998. Mr. Sanborn is the portfolio manager for other mutual funds managed by Harris. During the past five years, Mr. Sanborn has been a Portfolio Manager of Harris, a Director of Harris Associates Inc., its general partner, and the Executive Vice President of Harris Associates Investment Trust, a registered mutual fund with six series, including The Oakmark Fund, for which he is the fund manager. Mr. Loeb is the portfolio manager for numerous individual and institutional clients. During the past five years, Mr. Loeb has been a Portfolio Manager at Harris. Mr. Sanborn and Mr. Loeb have been with Harris since 1988 and 1989, respectively.

Portfolio management of the Janus Mid Cap Portfolio

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 1999, Janus managed
approximately $   billion in assets.

James P. Goff, Vice President since December 1993 and Portfolio Manager, joined Janus in 1988. He is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since its inception in March, 1997. He is also a portfolio manager for other investment portfolios. Over the past five years, he has also been Portfolio Manager at Janus.

Portfolio management of the Loomis Sayles High Yield Bond Portfolio

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is an indirect wholly-owned subsidiary of Nvest Companies, L.P. whose general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife. In addition to the Portfolio, it provides investment management services to numerous mutual funds and institutional clients. As of December 31, 1999,
Loomis Sayles had investment arrangements in effect for about $   billion in
assets.

Daniel J. Fuss, Executive Vice President, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is owned by the principals of Neuberger Berman, LLC. In addition to the fund, Neuberger Berman, LLC and its affiliates, including Neuberger Berman, provide investment management services to mutual funds and
securities accounts with assets as of December 31, 1999 of about $   billion.

Robert I. Gendelman and S. Basu Mullick have been co-managers of the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman and principal of Neuberger Berman, LLC since October 1994. Mr. Mullick has been a Vice President of Neuberger Berman since October 1998. Over the past five years, Mr. Gendelman was also portfolio manager at Harpel Partners. Over the past five years, Mr. Mullick was also a portfolio manager at Ark Asset Management. Mr. Gendelman and Mr. Mullick are also co-managers of the Neuberger Berman Partners Fund and Neuberger Berman AMT Partners Portfolio.

Portfolio management of the Scudder Global Equity Portfolio

Scudder Kemper Investments, Inc. ("Scudder") is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Insurance Company owns a 70% interest in Scudder. Zurich Insurance Company is indirectly owned by Zurich Allied AG, a publicly held Swiss financial service holding company, and Allied Zurich p.l.c., a publicly held U.K. financial service holding company. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 1999, Scudder had investment management arrangements in excess of
$    billion in asset globally.

William E. Holtzer, Managing Director, Diego Espinosa, Senior Vice President and Nicholas Bratt, Director of the Global Equity Group have been with Scudder since 1980, 1996 and 1976, respectively. Messrs. Holzer, Espinosa and Bratt are co-portfolio managers for the Portfolio. Messrs. Holzer and Espinosa have been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Scudder's Currency Committee and has responsibilities for global equity investment strategies. Over the past five years, Mr. Espinosa was responsible for Latin American research and was portfolio manager of The Argentina Fund, Inc. at Scudder and held positions at Morgan Stanley & Co., Boston Consulting Group and CitiBank. Mr. Bratt is responsible for Scudder's Equity Activities and is president of Scudder's open and closed end equity funds that invest overseas.

Portfolio management of the T. Rowe Price Portfolios


T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to many retail and institutional accounts. As of December 31, 1999, T. Rowe Price and its affiliates had investment management arrangements in effect for about $ billion in assets. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Richard T. Whitney, Committee Chairman, has been responsible for day-to-day management of the Portfolio since its inception in March, 1997 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Whitney joined T. Rowe Price in 1985 and has been managing investments there since 1986. Mr. Whitney and the Investment Advisory Committee manage other mutual funds including T. Rowe Price Diversified Small Cap Growth Fund.

Investment Management Fees

The Fund pays MetLife monthly for its investment management services. MetLife pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 1999 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
State Street Research Money
Market                                      .25%                         .25%
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                          N/A
-----------------------------------------------------------------------------------
State Street Research Growth                   %                            %
-----------------------------------------------------------------------------------
State Street Research Income                   %                            %
-----------------------------------------------------------------------------------
State Street Research
Diversified                                    %                            %
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth                              %                            %
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                         .50%
-----------------------------------------------------------------------------------
Putnam International Stock/1/                  %                            %
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                 %                            %
-----------------------------------------------------------------------------------
Janus Mid Cap                                  %                            %
-----------------------------------------------------------------------------------
Scudder Global Equity                          %                            %
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                          N/A
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                          N/A
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                          N/A
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                 %                            %
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                 %                            %
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                      %                            %

The Portfolios indicated in the following table will not commence operation until on or about July 1, 2000. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                         % per
                                           % per                         annum
                                           annum                        Paid to
                            Average       paid to        Average          Sub-
                           Daily Net     Investment     Daily Net      Investment
Portfolio                   Assets        Manager         Assets        Manager
---------------------------------------------------------------------------------
Metlife Mid Cap Stock
Index                  All assets           .25%           N/A             N/A
---------------------------------------------------------------------------------
Putnam Large Cap       1st $500 million     .80%    first $150 million    .50%
Growth                 next $500 million    .75%    next $150 million     .45%
                       over $1 billion      .70%    over $300 million     .35%
---------------------------------------------------------------------------------
State Street Research  1st $500 million     .85%    first $25 million     .55%
Aurora                 next $500 million    .80%    next $75 million      .50%
Small Cap Value        over $1 billion      .75%    next $100 million     .45%
                                                    over $200 million     .40%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. MetLife paid all sub-investment management fees to Santander.

Fund Expenses

The Fund is responsible for paying its own expenses. However, MetLife voluntarily pays expenses of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching $100 million or a certain date as follows:

                                                     SUBSIDIZED
                                                    EXPENSES* IN
PORTFOLIO                                            EXCESS OF                DATE
Harris Oakmark Large Cap Value                         0.20%                 11/9/00
T. Rowe Price Large Cap Growth                         0.20%                 11/9/00
Neuberger Berman Partners Mid Cap Value                0.20%                 11/9/00
Morgan Stanley EAFE Index                              0.25%                 11/9/00
Putnam Large Cap Growth                                0.20%                  7/1/02
State Street Research Aurora Small Cap Value           0.20%                  7/1/02
Metlife Mid Cap Stock Index                            0.20%                  7/1/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses).

MetLife also paid such excess expenses for the Janus Mid Cap Portfolio until December 31, 1997, for the T. Rowe Price Small Cap Growth Portfolio until January 22, 1998, for the Scudder Global Equity Portfolio until July 2, 1998, for the Loomis Sayles High Yield Bond Portfolio until March 2, 1999, for the Russell 2000 Index Portfolio until December 3, 1999 and for the Lehman Brothers Aggregate Bond Index Portfolio until July 13, 1999. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio").

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

Fund shares are available only through variable life and variable annuity contracts.

Shares are sold and redeemed at a price equal to the net asset value without any sales charges. The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans;
(4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

A Portfolio's net asset value per share is determined once daily.

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This
information has been audited by        , whose report, along with the Fund's
financial statements, are included in the annual report, which is available upon request.

                        [To Be Filed By Amendment]

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only on November 9, 1998, limited performance history is available for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, and Lehman Brothers Aggregate Bond Index Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 1999 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these three Portfolios. Year-to-date information is also given for the two months ended February 29, 2000. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Because they will not commence operations until on or about July 1, 2000, no performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 1999 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 29, 2000. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which also will commence operations on July 1, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Harris

                                                                 Harris Oakmark
                                                                 Large Cap Value
  Total Return for                 Oakmark Fund                     Portfolio
 Period (unaudited)                (8/5/91)/1/  S&P 500 Index/2/    (11/9/98)
 ------------------                ------------ ---------------- ---------------
 Year to Date (ended 2/29/2000)      -10.47%            21.04%        -6.89%
 Since inception of Harris
  Oakmark Large Cap Value
  Portfolio (11/9/98 to 12/31/99,
  annualized)                            --      not available         8.29%
 One Year (12/98 to 12/99)                 %                 %          --
 Three Year (12/96 to 12/99,
  annualized)                          7.19%            27.56%          --
 Five Year (12/99 to 12/99,
  annualized)                         13.99%            28.54%          --
 8/5/91 to 12/99, annualized
  (since inception of the Oakmark
  Fund)                               21.17%            19.89%          --

--------

/1/ As of December 31, 1999 the Oakmark Fund, a mutual fund, had assets of $2.36 billion. The actual fees and expenses of the fund whose performance is shown has been used. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the index has been obtained from public sources and has not been audited.


T. Rowe Price

                                             Lipper
                          T. Rowe Price  Variable Funds                 Morgan      T. Rowe Price
  Total Return for        Growth Stock  Underlying Growth               Stanley       Large Cap
 Period (unaudited)          Fund/1/    Funds Average/2/  S&P 500/2/ EAFE Index/2/ Growth Portfolio
 ------------------       ------------- ----------------- ---------- ------------- ----------------
 Year to Date (ended
  2/29/2000)                      %               %              %           %               %
 Since inception of T.
  Rowe Large Cap Growth
  Portfolio (11/9/98 to
  12/31/99, annualized)         --              --             --            %               %
 One Year (12/31/98 to
  12/31/99)                       %               %              %           %            --
 Three Year (12/31/96 to
  12/31/99, annualized)           %               %              %           %            --
 Five Year (12/31/94 to
  12/31/99, annualized)           %               %              %           %            --
 Ten Year (12/31/89 to
  12/31/99, annualized)           %               %              %           5            --

--------

/1/ As of December 31, 1999 the T. Rowe Price Growth Stock Fund, a mutual fund,
had assets of $   billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

MetLife

                                              Lehman Brothers Lehman Brothers
  Total Return for            MetLife Fixed      Aggregate    Aggregate Bond
 Period (unaudited)         Income Account/1/  Bond Index/2/  Index Portfolio
 ------------------         ----------------- --------------- ---------------
 Year to Date (ended
  2/29/2000)                         %                %                %
 Since inception of Lehman
  Brothers Aggregate Bond
  Index Portfolio (11/9/98
  to 12/31/99, annualized)        --                                   %
 One Year (12/31/98 to
  12/31/99)                          %                %             --
 Three Year (12/31/96 to
  12/31/99), annualized              %                %             --
 8/1/96 to 12/31/99,
  annualized/3/                      %                %             --

--------

/1/ As of December 31, 1999 the MetLife Fixed Income Account, a non-mutual fund
separate account, had assets of $   million. The MetLife Fixed Income Account
is not an SEC registered investment company and does not comply with requirements of Subchapter M of the Internal Revenue Code. The management of the Account would not have been affected had the Account been a registered investment company that complied with all legal requirements applicable to such companies and Subchapter M of the Code. The total returns were calculated using the estimated fees and expenses of the Lehman Brothers Aggregate Bond Index Portfolio. Performance figures are based on historical performance and do not guarantee future results.
/2/ Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgaged-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index and effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. Performance for the index has been obtained from public sources and has not been audited.
/3/ MetLife was not the investment manager of the separate account until August 1, 1996. Prior thereto an affiliate of MetLife was the investment manager for the separate account.

Putnam

                             Putnam          Lipper
                             Growth      Variable Funds
  Total Return for        Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)          Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------       ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/29/2000)                     %               %             %           --
 One Year (12/31/98 to
  12/31/99)                      %               %             %           --
 Three Year (12/31/96 to
  12/31/99, annualized)          %               %             %           --
 10/2/95 to 12/99,
  annualized (since
  inception of the
  Putnam Growth
  Opportunities Fund)            %               %             %           --

--------

/1/ As of December 31, 1999 the Putnam Growth Opportunities Fund, a mutual
fund, had assets of $   billion. The total returns were calculated using the
actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                  State Street
                           State Street  Russell 2000            Research Aurora
  Total Return for           Research       Value                Small Cap Value
 Period (unaudited)       Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------       -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/29/2000)                       %             %           %         --
 One Year (12/31/98 to
  12/31/99)                   33.91%        -1.49%      21.03%         --
 Three Year (12/31/96 to
  12/31/99), annualized       18.74%         6.69%      27.56%         --
 2/13/95 to 12/99,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                            %             %           %         --

--------

/1/ As of December 31, 1999, the State Street Research Aurora Fund, a mutual
fund, had assets of $   billion. The total returns were calculated using the
actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement) the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
     3.    State Street Research Growth
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    Putnam International Stock
     7.    Harris Oakmark Large Cap Value
     8.    Janus Mid Cap
     9.    Loomis Sayles High Yield Bond
    10.    Neuberger Berman Partners Mid Cap
           Value

 Portfolio
  Number   Portfolio Name
 --------- --------------
    11.    Scudder Global Equity
    12.    T. Rowe Price Large Cap Growth
    13.    T. Rowe Price Small Cap Growth
    14.    Lehman Brothers Aggregate Bond Index
    15.    MetLife Stock Index
    16.    Morgan Stanley EAFE Index
    17.    Russell 2000 Index
    18.    MetLife Mid Cap Stock Index
    19.    Putnam Large Cap Growth
    20.    State Street Research Aurora Small
           Cap Value


                                                                        Percentage limit per Portfolio
  Item   Investment practice                            Portfolios      on assets/1/
------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All             None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     6,8,9,11,12,13, None
         stock indices to earn additional income, as a  19,20
         hedge against or to minimize anticipated loss
         in value.
------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   6,8,9,11,12,13, None
         currencies as a hedge against anticipated      20
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All, except 10  None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All, except 10  None
         indices that correlate with that Portfolio's
         securities.
------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1,2,3,4,6,8,9,  None
         defensive purposes in order to protect         11,12,13,20
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1,2,3,4,6,8,9,  None
         correlate with the currencies in which the     11,12,13,20
         Portfolio's securities may be denominated.
------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1,2,3,4,6,7,8,  None
         currency, and index put and call options       10,11,20
         "over-the-counter" (rather than only on
         established exchanges).
------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All, except     Combined limit on the sum of
         recognized futures exchanges) on debt          10,15,16,17,18  the initial margin for
         securities and indices of debt securities as                   futures and options sold on
         a hedge against or to minimize adverse                         futures, plus premiums paid
         principal fluctuations resulting from                          for unexpired options on
         anticipated interest rate changes or to                        futures, is 5% of total
         adjust exposure to the bond market.                            assets (excluding "in the
                                                                        money" and, for Portfolios
                                                                        7, 8, 9, 11, 12 and 13,
                                                                        "bona fide hedging" as
                                                                        defined by the Commodity
                                                                        Futures Trading Commission)
------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All, except     Same as Item 9
         recognized futures exchanges) on equity        4,5,7,10,14
         securities or stock indices as a hedge or to
         enhance return.
------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1,2,3,4,6,8,9,  Same as Item 9
         (on recognized futures exchanges) as a hedge   11,12,13,20
         or to adjust exposure to the currency market.

                                                                             Percentage limit per Portfolio
  Item   Investment practice                            Portfolios           on assets/1/
-----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All, except 10       Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1,2,3,4,6,8,9,       Same as Item 9
         (on recognized futures exchanges) of the type  11,12,13,19,20 and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   All, except 15,17,18 None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
-----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1,2,3,4,6,8,9,       5% of total assets
         contracts for non hedging purposes.            11,12, 13,20
-----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All                  None
         out any of the above.
-----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All                  None
         and POs).
-----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       All, except 5,10,15, None
         principal only (POs) securities.               16,17,18
-----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1,2,3,4,6,8,9,11,    None
         interest rates, currencies and indices as a    12,13,14,19,20
         risk management tool or to enhance return.
-----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1,2,3,4,5,15,17,  A. Not more than 10% of its
         investments through European Depository          18,19                total assets in securities
         Receipts ("EDRs") and International                                   of foreign issuers, except
         Depository Receipts ("IDRs")).                                        up to 25% of its total
                                                                               assets may be invested in
                                                                               securities: issued,
                                                                               assumed or guaranteed by
                                                                               foreign governments or
                                                                               their political
                                                                               subdivisions or
                                                                               instrumentalities; assumed
                                                                               or guaranteed by domestic
                                                                               issuers; or issued,
                                                                               assumed or guaranteed by
                                                                               foreign issuers with a
                                                                               class securities listed on
                                                                               the New York Stock
                                                                               Exchange.*
                                                        B. 6,11,14,16,20     B. None
                                                        C. 9                 C. Foreign Securities
                                                                               limited to 50% of its
                                                                               total assets (except 100%
                                                                               in securities of Canadian
                                                                               issuers).*
                                                        D. 12                D. Foreign Securities
                                                                               limited to 30% of total
                                                                               assets (excluding
                                                                               reserves)*
                                                        E. 13                E. Foreign Securities
                                                                               limited to 20% of total
                                                                               assets (excluding
                                                                               reserves)*
                                                        F. 7                 F. Foreign Securities
                                                                               limited to 25% of total
                                                                               assets*
                                                        G. 10                G. Foreign Securities
                                                                               limited to 10% of total
                                                                               assets*
                                                        H. 8                 H. Foreign securities
                                                                               denominated in a foreign
                                                                               currency and not publicly
                                                                               traded in U.S. limited to
                                                                               30% of total assets*
-----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1,2,3,4,5,6,9,15  A. 20% of total assets*
                                                        B. 7,10,11,12,13,    B. 33 1/3% of total assets*
                                                          14,16,17,18,19,20
                                                        C. 8                 C. 25% of total assets*
-----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        A. All, except 5,11  A. 15% of total assets
                                                        B. 5,11              B. 10% of total assets

                                                                               Percentage limit per Portfolio
  Item   Investment practice                            Portfolios             on assets/1/
-------------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All, except 10      A. 10% of total assets
         may involve payment of duplicate fees.                                  except as in B below
                                                                                 (except that only 5% of
                                                                                 total assets may be
                                                                                 invested in a single
                                                                                 investment company and no
                                                                                 portfolio can purchase
                                                                                 more than 3% of the total
                                                                                 outstanding voting
                                                                                 securities of any one
                                                                                 investment company or,
                                                                                 together with other
                                                                                 investment companies
                                                                                 having the same investment
                                                                                 adviser, purchase more
                                                                                 than 10% of the voting
                                                                                 stock of any "closed-end"
                                                                                 investment company).
                                                        B. 8,12,13             B. Up to 25% of total assets
                                                                                 may be invested in
                                                                                 affiliated money market
                                                                                 funds for defensive
                                                                                 purposes or as a means of
                                                                                 receiving a return on idle
                                                                                 cash.
-------------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1,2,3,4,6,8,9,         None
         a commercial bank or savings and loan          11,12,13,19,20
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       All                    25% of total assets
         primarily engaged in any one industry.                                (provided that the following
                                                                               will be considered separate
                                                                               industries: each type of
                                                                               utility service; each type
                                                                               of oil or oil-related
                                                                               company. Also, savings and
                                                                               loans are a separate
                                                                               industry from finance
                                                                               companies; and for the money
                                                                               market securities of
                                                                               Portfolios 2 and 5
                                                                               securities issued or
                                                                               guaranteed by the U.S.
                                                                               government, its agencies or
                                                                               instrumentalities and debt
                                                                               securities issued by
                                                                               domestic banks are not
                                                                               subject to the
                                                                               restriction).* (The Fund
                                                                               will disclose when more than
                                                                               25% of a Portfolio's total
                                                                               assets are invested in four
                                                                               oil related industries. For
                                                                               Portfolios 1, 2, 3, 4, 5, 14
                                                                               and 20, companies engaged in
                                                                               the business of financing
                                                                               may be classified according
                                                                               to the industries of their
                                                                               parent or sponsor companies,
                                                                               or industries that otherwise
                                                                               most affect the financing
                                                                               companies).
-------------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All                    Together with items 27 and
         necessary to clear Portfolio transactions;                            28, up to 1/3 of the amount
         enter into reverse repurchase arrangements.                           by which total assets exceed
                                                                               total liabilities (less
                                                                               those represented by such
                                                                               obligations).*
-------------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    A. All, except 11      A. 5% of total assets*
         purposes (e.g. to honor redemption requests
         which might otherwise require the sale of
         securities at an inopportune time).
                                                        B. 11                  B.  1/3 of total assets,
                                                                                 provided that if together
                                                                                 with reverse repurchase
                                                                                 agreements obligations
                                                                                 exceed 5% of total assets,
                                                                                 no additional securities
                                                                                 will be purchased for the
                                                                                 Portfolio.*
-------------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  1,2,3,4,6,7,8,9,10,11, None
                                                        12,13,14, 15,16,17,
                                                        18,19,20
-------------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All                    10% of total assets*
         real estate mortgage loans, but excluding
         investments in exchange-traded real estate
         investment trusts and shares of other real
         estate companies.
-------------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,2,3,4,5,19        A. Together with the assets
         ("ADRs").                                                               referred to in Item 20 A
                                                                                 above, 35% of total assets
                                                        B. 6,8,10,11,16,20     B. None
                                                        C. 12,15,17,18         C. Together with assets
                                                                                 referred to in Item 20 D
                                                                                 above, 30% of total assets
                                                        D. 7                   D. Together with assets
                                                                                 referred to in Item 20 F
                                                                                 above, 25% of total assets
                                                        E. 9                   E. Together with assets
                                                                                 referred to in Item 20C
                                                                                 above, 50% of total assets
                                                                                 (except 100% in
                                                                                 securities).

                                                                               Percentage limit per Portfolio
  Item   Investment practice                            Portfolios             on assets/1/
-------------------------------------------------------------------------------------------------------------
                                                        F. 13                  F. Together with assets
                                                                                 referred to in Item 20E
                                                                                 above, 20% of total assets
-------------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. All, except 6,7,    A. None
                                                          10,13,14,19, 20
                                                        B. 6,7,10,11,12,13,14, B. None on investment grade
                                                          19,20                  securities but 25% of
                                                                                 total assets for 7, 15%
                                                                                 for 10 and 5% for 6, 11,
                                                                                 12, 13, 14, 19 and 20 in
                                                                                 below investment grade
                                                                                 securities.
-------------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    A. All, except 9       A. None
                                                        B. 9                   B. Up to 20% of total assets
-------------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       A. All, except 9       A. None
                                                        B. 9                   B. 10% of total assets
-------------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  A. All, except 12,13   A. None
                                                        B. 12,13               B. 10% of its total assets
-------------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All                    None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the McGraw Hill Companies, Inc. sponsor the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Mid Cap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

Capitalization

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Debt ("Fixed Income") Securities

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

Foreign Investments

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

American Depository Receipts ("ADRs")

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

U.S. Dollar-Denominated Money Market Securities of Foreign Issuers

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

Derivative Instruments

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

When-Issued Securities

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Securities Lending

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

               Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                        Scudder Kemper Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                    Putnam Investment Management, Inc.

                          One Post Office Square

                        Boston, Massachusetts 02109

                       (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, State Street Research, Met-ropolitan Tower, Loomis Sayles, T. Rowe Price, Janus, Scudder, Harris, Neu-berger Berman or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

         (exp0501)MLIC-LD

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                May 1, 2000

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:

State Street Research Aggressive
Growth Portfolio                        Neuberger Berman Partners Mid Cap
                                        Value Portfolio
State Street Research Diversified
Portfolio                               Scudder Global Equity Portfolio

State Street Research Growth            T. Rowe Price Large Cap Growth
Portfolio                               Portfolio

State Street Research Income            T. Rowe Price Small Cap Growth
Portfolio                               Portfolio

State Street Research Money Market      Lehman Brothers(R) Aggregate Bond
Portfolio                               Index Portfolio


                                        MetLife Stock Index Portfolio
State Street Research Aurora Small
Cap Value Portfolio

                                        MetLife MidCap Stock Index Portfolio
Putnam International Stock Portfolio
(formerly Santander International
Stock Portfolio)                        Morgan Stanley(R) EAFE Index Portfolio


                                        Russell 2000(R) Index Portfolio
Putnam Large Cap Growth Portolio

Harris Oakmark Large Cap Value
Portfolio

Janus Mid Cap Portfolio

Loomis Sayles High Yield Bond
Portfolio

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2000. The annual report for the Fund for the year ending December 31, 1999 accompanies this SAI and is incorporated by reference. A copy of the May 1, 2000 Prospectus and the annual report may be obtained, without charge, from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Area 2H or by calling
(800) 553-4459.

    (exp0501)MLIC-LD

                               TABLE OF CONTENTS

Headings                                                                    Page
--------                                                                    ----
The Fund's Organization....................................................   2
Description of Some Investment Practices, Policies and Risk................   3
Certain Investment Limitations.............................................   7
Investment Management Arrangements.........................................   8
Directors and Officers of the Fund.........................................  11
Placing Portfolio Transactions.............................................  13
Shareholder Meetings.......................................................  17
Voting.....................................................................  17
Sale and Redemption of Shares..............................................  17
Pricing of Portfolio Securities............................................  17
Taxes......................................................................  19
General Information........................................................  20
Financial Statements.......................................................  22
Appendix...................................................................  23

                            THE FUND'S ORGANIZATION

The Fund, an open-end management investment company, is a corporation that was formed in Maryland on November 23, 1982. The Fund has 3 billion shares of authorized common stock at $0.01 par value per share. The Board of Directors may classify and reclassify any authorized and unissued shares. The Fund can issue additional classes of shares without shareholder consent. The shares are presently divided into classes (or series), including one for each Portfolio consisting of 100 million shares (200 million shares for the State Street Research Diversified, State Street Research Growth, and MetLife Stock Index Portfolios). Each Portfolio, other than the Janus Mid Cap Portfolio, is "diversified" for purposes of the Investment Company Act of 1940.

Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

MetLife purchased shares of each of the Portfolios at their inception for its general account. MetLife has sold some of those shares, but will not sell shares if the sale would reduce the Fund's net worth below $100,000. MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under "Fundamental Policies."

Money market instruments generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:
 . United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.
 . Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."
 . Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.
 . Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.
 . Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth Portfolios) rating (and, for the State Street Research Money Market Portfolio, it must also be rated in one of the top two "modifiers" that indicate the best investment attributes of such rating) given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO (and for State Street Research Money Market Portfolio the debt issues must be in the top two rating categories).
 . Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.
 . Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.
 . Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.
 . Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instruments with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

Mortgage-Related Securities
GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.
FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).
Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:
 . Mortgage-backed bonds, which are secured by a first lien on a pool of single-
  family detached properties and are also general obligations of their issuers. . Mortgage pass-through bonds, which are secured by a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment.
 . Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "IOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.
 . Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

Below investment grade securities (or junk bonds) -- debt securities that are not rated in

(or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:
 . greater doubt as to the issuer's capacity to pay interest and principal
 . greater fluctuations in market values due to individual corporate developments
 . greater risk of default for various reasons including that (1) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (2) the securities are unsecured and are generally subordinated to debts of other creditors
 . greater difficulty in obtaining accurate market quotations for valuation purposes
 . increased expenses to the extent the Fund must seek recovery due to a default in payment
 . less liquid trading markets

Restricted or illiquid securities -- securities for which there is no readily available market. These securities are priced at fair value under procedures approved by the Fund's Board of Directors. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of an illiquid investment. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.

Rule 144A securities -- securities that are not registered with the SEC but under certain circumstances may be considered as liquid. Pursuant to procedures approved by the Board of Directors, these securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:
 . the availability of trading markets for the security
 . the frequency of trades and quotes
 . the number of dealers and potential purchasers
 . dealer undertakings to make a market
 . the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)

Lending portfolio securities. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

Options on securities, currencies and indices. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (1) with a sufficient number of securities to minimize the likelihood of a trading halt and (2) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (1) if the option is a call option, segregating with the Fund's custodian bank either (a) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (b) securities that substantially replicate changes in value of the securities in the index; (2) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (3) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

Forward foreign currency exchange contracts. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:
 . inability to enter into a contract at advantageous times or with respect to the desired foreign currencies
 . poor correlation between a currency's value and any proxy currency that a
  Portfolio is using
 . the creditworthiness of the counterparty to the transaction
 . losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies
 . additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

Swaps, caps, floors and collars. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:
 . the frequency of trades and quotations
 . the number of dealers and prospective purchasers in the marketplace
 . dealer undertakings to make a market
 . the nature of the instrument (including demand or tender features)
 . the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

Futures contracts and options on futures contracts. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (1) segregating with the Fund's custodian bank (a) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (b) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (2) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (1) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (2) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

Fundamental policies are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (A) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (B) if at least 50% of such shares are represented at the meeting, a majority of those represented.

A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote. If the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of the Fund's fundamental policies. (On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.) Unless otherwise indicated, all restrictions apply only at the time of purchase.

No Portfolio may:
 . borrow money to purchase securities or purchase securities on margin
 . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933
 . issue senior securities
 . sell call options which are not covered options
 . sell put options other than to close out option positions previously entered into
 . invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.
 . make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors
 . For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio

Non-Fundamental Policies are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.
 . No Portfolio will acquire securities for the purpose of exercising control over the management of any company
 . At least 75% of a Portfolio's total assets must be: (1) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (2) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (3) securities issued or guaranteed by the U.S.

  government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio.
 . No Portfolio may make any short sale
 . No Portfolio (except for the Janus Mid Cap Portfolio) may participate on a joint or joint and several basis in any trading account in securities

Insurance Law Restrictions
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS

Investment Management Agreements and Sub-investment Management Agreements

MetLife and the Fund have entered into investment management agreements under which MetLife has the primary management responsibility for the Fund's five index Portfolios and overall responsibility for all Portfolios. In addition, MetLife has entered into sub-investment management agreements for all other Portfolios. For simplicity, each of MetLife and the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.

Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party of the agreement. Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

Payment of Fund Expenses

As detailed in the Prospectus, MetLife currently pays certain expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Neuberger Berman Partners Mid Cap Value, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, MetLife Mid Cap Stock Index and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

Apart from any such payment by MetLife, each Portfolio bears its share of all Fund expenses, including those for: (1) fees of the Fund's directors; (2) custodian and transfer agent fees; (3) audit and legal fees; (4) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders; (5) MetLife's investment management fee; (6) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (7) Fund taxes; (8) interest and other costs related to any Fund borrowing; and (9) extraordinary or one-time expenses (such as litigation related costs).

All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

Management Fees
The Fund pays MetLife for its investment management services.
MetLife pays the sub-investment managers for their investment management services.

The following table shows the fee schedules for the investment management fees and sub-investment management fees as a percentage per annum of the average net assets and the investment management fees paid to MetLife for each Portfolio:

                                                                            Sub-
                                            Investment                   Investment
                                            Management                   Management
                                               Fee                          Fee       Investment Management Fees
                               Average      Schedule--      Average      Schedule-- For the Year Ended December 31,
                              Daily Net       % Per        Daily Net       % Per    -------------------------------
Portfolio                      Assets         Annum         Assets         Annum       1997       1998       1999
---------                 ----------------- ---------- ----------------- ---------- ---------- ----------- --------
State Street Research                         .25%                         .25%
Money Market              All assets                                                $  105,515 $   105,727 $

State Street Research
 Growth                   1st $500 million    .55%                         .40%     $7,305,001 $13,095,405
                          next $500 million   .50%                         .35%
                          over $1 billion     .45%                         .30%

State Street Research
 Income                   1st $250 million    .35%                         .27%
                          next $250 million   .30%                         .22%     $1,102,819 $ 1,514,111
                          over $500 million   .25%                         .17%

State Street Research
 Diversified              1st $500 million    .50%                         .35%
                          next $500 million   .45%                         .30%     $5,811,475 $10,067,374
                          over $1 billion     .40%                         .25%

State Street Research     1st $500 million    .75%                         .55%
Aggressive Growth         next $500 million   .70%                         .50%     $9,931,653 $ 9,539,534
                          over $1 billion     .65%                         .45%

Putnam Large Cap Growth   1st $500 million    .80%     1st $150 million    .50%
                          next $500 million   .75%     next $150 million   .45%             --          --    --
                          over $1 billion     .70%     over $300 million   .35%

State Street Research                         .85%     1st $25 million     .55%
Aurora                    1st $500 million
Small Cap Value           next $500 million   .80%     next $75 million    .50%
                          over $1 billion     .75%     next $100 million   .45%             --          --       --
                                                       over $200 million   .40%

Putnam International                          .90%     1st $150 million    .65%
Stock /1/                 1st $500 million
                          next $500 million   .85%     next $150 million   .55%     $2,258,438 $ 2,161,315
                          over $1 billion     .80%     over $300 million   .45%

Loomis Sayles High Yield                      .70%                         .50%
Bond                      All assets                                                $   84,589 $   266,117

T. Rowe Price Small Cap                       .55%                         .35%
Growth                    1st $100 million
                          next $300 million   .50%                         .30%     $  187,380    $764,242
                          over $400 million   .45%                         .25%

T. Rowe Price Large Cap                       .70%                         .50%
Growth                    1st $50 million
                          over $50 million    .60%                         .40%             -- $     3,585

Janus Mid Cap             1st $100 million    .75%                         .55%
                          next $400 million   .70%                         .50%     $  263,954 $ 1,584,660
                          over $500 million   .65%                         .45%

Scudder Global Equity     1st $50 million     .90%                         .70%
                          next $50 million    .55%                         .35%     $  201,758 $   674,520
                          next $400 million   .50%                         .30%
                          over $500 million   .475%                        .275%

Harris Oakmark Large Cap                      .75%                         .65%
Value                     1st $250 million
                          over $250 million   .70%                         .60%             -- $     6,470

Neuberger Berman                              .70%                         .50%
Partners                  1st $100 million
Mid Cap Value             next $250 million   .675%                        .475%            -- $     6,314
                          next $500 million   .65%                         .45%
                          next $750 million   .625%                        .425%
                          over $1.6 billion   .60%                         .40%


                                                          Sub-
                                  Investment           Investment
                                  Management           Management
                                     Fee                  Fee        Investment Management Fees
                        Average   Schedule--  Average  Schedule-- For the Year Ended December 31,
                       Daily Net    % Per    Daily Net   % Per    ------------------------------------
Portfolio                Assets     Annum     Assets     Annum        1997         1998      1999
---------              ---------- ---------- --------- ---------- ------------ ------------ ----------
MetLife Stock Index    All Assets    .25%                 N/A       $3,961,131 $  6,387,967

Lehman Brothers        All Assets    .25%                 N/A               -- $     18,962
Aggregate Bond Index

Russell 2000 Index     All Assets    .25%                 N/A               -- $     11.355

Morgan Stanley EAFE    All Assets    .30%                 N/A               -- $      9,366
Index

MetLife Mid Cap Stock  All Assets    .25%                 N/A               --           --    --
Index

--------

/1/For the years ended December 31, 1997, 1998 and 1999, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. Thus, the investment management fees set forth herein were based on the lower schedule. Such fees would have been higher if the revised fee schedule had been in effect.

                       DIRECTORS AND OFFICERS OF THE FUND

The Fund's Directors review actions of the Fund's investment manager and sub-investment managers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Unless otherwise noted, the address of each executive officer and director listed below is One Madison Avenue, New York, New York 10010.


                                                              Principal Occupation(s)
  Name, (Age) and Address   Position(s) with Fund               During Past 5 Years
------------------------------------------------------------------------------------------------
  Steve A. Garban (62)+     Director                Retired, formerly Senior Vice-President
  The Pennsylvania State                            Finance and Operations and Treasurer, The
  University                                        Pennsylvania State University
  208 Old Main
  University Park, PA
  16802
------------------------------------------------------------------------------------------------
  David A. Levene (60)*     Chairman of the Board,  Executive Vice-President, MetLife since
                            Chief Executive Officer 1996; prior thereto, Senior Vice-President
                            and Director            and Chief Actuary
------------------------------------------------------------------------------------------------
  Linda B. Strumpf (52)     Director                Vice-President and Chief Investment Officer,
  Ford Foundation                                   Ford Foundation
  320 E. 43rd St.
  New York, NY 10017
------------------------------------------------------------------------------------------------
  Dean O. Morton (68)+      Director                Retired, formerly Executive Vice-President,
  3200 Hillview Avenue                              Chief Operating Officer and Director,
  Palo Alto, CA 94304                               Hewlett-Packard Company
------------------------------------------------------------------------------------------------
  Michael S. Scott Morton   Director                Jay W. Forrester Professor of Management at
  (61)+                                             Sloan School of Management, MIT
  Massachusetts Institute
  of
   Technology ("MIT")
  50 Memorial Drive
  Cambridge, MA 02139-4307
------------------------------------------------------------------------------------------------
  Arthur G. Typermass       Director                Retired, formerly Senior Vice-President and
  (62)*                                             Treasurer, MetLife
  43 Chestnut Drive
  Garden City, NY 11530
------------------------------------------------------------------------------------------------
  Dianne Johnson (48)*      Controller              Director -- Financial Management, MetLife
                                                    since 1999; Senior Technical Consultant --
                                                     Financial Management, MetLife 1997-1999;
                                                    prior thereto Technical Consultant --
                                                     Retirement and Savings Center
------------------------------------------------------------------------------------------------
  Christopher P. Nicholas   President and Chief     Associate General Counsel, MetLife
  (51)+*                    Operating Officer
------------------------------------------------------------------------------------------------
  Janet Morgan (37)*        Treasurer               Assistant Vice-President, MetLife since
                                                    1997; prior thereto, Director
------------------------------------------------------------------------------------------------
  Barbara Hume (46)*        Vice-President          Vice-President, MetLife since 1997; prior
                                                    thereto, Vice-President, Prudential
                                                    Investments
------------------------------------------------------------------------------------------------
  Lawrence A. Vranka (60)*  Vice-President          Vice-President, MetLife
------------------------------------------------------------------------------------------------
         *                  Secretary
------------------------------------------------------------------------------------------------
  Patricia S. Worthington   Assistant Secretary     Assistant Vice-President and Associate
  (43)*                                             Compliance Director of MetLife since 1997;
                                                    prior thereto Associate Counsel
------------------------------------------------------------------------------------------------
  Nancy A. Turchio (31)*    Assistant Secretary     Legal Assistant, MetLife
------------------------------------------------------------------------------------------------
  John Malatchi (30)*       Assistant Controller    Senior Technical Consultant -- Financial
                                                    Management, MetLife since 1996; prior
                                                    thereto, Technical Analyst -- Retirement and
                                                    Savings Center
------------------------------------------------------------------------------------------------
  Jeanne Manning (48)*      Assistant Controller    Technical Consultant -- Financial
                                                    Management, MetLife since 1997; Accounting
                                                    Supervisor -- Retirement and Savings Center,
                                                    1995-1997; prior thereto, Associate
                                                    Accounting Analyst -- Retirement and Savings
                                                    Center

-----------
(*) Interested Person, as defined in the Investment Company Act of 1940 ("1940
    Act"), of the Fund.
(+) Serves as a trustee, director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust, State Street Research Exchange Trust and State Street Research Portfolios, Inc.

The Directors have been compensated as follows:


                                           (3)
                                        Pension or                  (5)
                                        Retirement    (4)          Total
                               (2)       Benefits  Estimated   Compensation
                            Aggregate    Accrued     Annual    from the Fund
            (1)            Compensation as part of  Benefits     and Fund
          Name of              from        Fund       Upon     Complex Paid
        Director(b)         Fund(a)(c)   Expenses  Retirement to Directors(b)
-----------------------------------------------------------------------------
  Linda B. Strumpf(d)           0            0          0            0
-----------------------------------------------------------------------------
  Steve A. Garban            $30,750         0          0        $110,900
-----------------------------------------------------------------------------
  Malcolm T. Hopkins(f)      $30,750         0          0        $103,450
-----------------------------------------------------------------------------
  Robert A. Lawrence(e)      $ 8,000         0          0        $ 25,600
-----------------------------------------------------------------------------
  Dean O. Morton             $27,750         0          0        $108,900
-----------------------------------------------------------------------------
  Michael S. Scott Morton    $27,750         0          0        $113,000
-----------------------------------------------------------------------------
  David A. Levene               0            0          0            0
-----------------------------------------------------------------------------
  Arthur G. Typermass        $26,750         0          0        $ 26,750

------------

(a) For the fiscal year ended December 31, 1999.

(b) Complex is comprised of 10 trusts and two corporations with a total of 31 funds and/or series. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 1999.

(c) Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each directors' meeting they attend, $500 for each audit committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. Messrs. Garban and Hopkins also each receive $1,500 for attending any contract committee meeting. The chairmen of the audit and contracts committees each receive a fee of $1,500 for each full calendar year during which he/she serves as chairman.

(d) Linda B. Strumpf was appointed to the Board effective May 1, 2000.
(e) Robert A. Lawrence resigned as a director effective April 1, 1999.

(f) Malcolm Hopkins, resigned as a director effective May 1, 2000.
------------
None of the above officers and directors of the Fund owns any stock of the Fund.

PLACING PORTFOLIO TRANSACTIONS

Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. The managers follow similar policies and procedures for each Portfolio. When a manager's policy or practice is significantly different, it is specifically identified below. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the Fund).

Primary Policy
Each manager's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund. To this end, when selecting the best broker-dealer for a given transaction, each manager will consider one or more of the following:
 . the price of the security or instrument
 . the nature of the market for the security or instrument
 . the size and difficulty of the order
 . the execution experience of the broker-dealer with respect to specific markets or securities (see, for example, "Fixed Income Securities" and "Over-the-Counter Securities Market" below)
 . confidentiality
 . the broker-dealer's financial responsibility
 . the competitiveness of the commission or spread (see "Competitiveness of
  Commission Rates and Net Prices" below)
 . proven integrity and reliability
 . the quality of execution
 . the broker-dealer's research and statistical services and capabilities (see
  "Research and Statistical Services" below)
 . the broker-dealer's capital clearance and settlement capabilities
 . desired timing of the trade
 . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

Research and Statistical Services
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:
 . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy
 . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy
 . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation
 . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories
 . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

In most cases, these services supplement a manager's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into a manager's investment process.

Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often managers use internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the managers' trading departments for use when selecting broker-dealers to execute portfolio transactions.

Multiple Uses for Services The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

Competitiveness of Commission Rates and Net Prices
Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.

Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:
 .the difficulty of execution and settlement
 . the size of the transaction (number of shares, dollar amount, and number of clients involved)
 . historical commission rates or spreads
 . rates and prices quoted by other brokers and dealers
 . familiarity with commissions or net prices paid by other institutional investors
 . the level and type of business done with the broker-dealer over time
 . the extent to which broker or dealer has capital at risk in the transaction

After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process.

Compensating Broker-Dealers for Non-Execution Services

Managers do not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, managers rely on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.

Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, managers expect commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the managers believe that these services tend to reduce the Portfolio's expenses in the long-run.

When purchasing securities for a Portfolio in fixed price underwriting transactions, managers follow instructions received from the Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Fund, the manager may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.

Brokerage Allocation Agreements and Understandings Managers may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. Managers do not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, managers may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

Managers have internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, managers make judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.

Directed Brokerage
On behalf of the Portfolios, the Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund may condition its requests by requiring that managers effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Fund believes that overall this practice can benefit the Fund, in some cases managers may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in, an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors will monitor directed brokerage transactions to help ensure that they are in the best interest of the Fund and its shareholders.

Fixed Income Securities
Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices known as a dealer's mark-up. Securities may also be purchased from underwriters at prices which include underwriting fees paid by the issuer.

Over-the-Counter Securities Market
Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.

Bunching of Orders
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.

The Board of Directors has adopted procedures governing bunching to ensure that bunching remains in the best interest of the Fund and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:
 . recognize a manager's negotiation efforts
 . eliminate de minimus positions
 . give priority to accounts with specialized investment policies and objectives . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)
 . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)

Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.

Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger Berman Management Inc. may use its affiliate, Neuberger Berman, LLC (the "affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard. The Portfolios will not effect principal transactions with affiliated brokers.

Brokerage commissions paid to Harris Associates Securities, L.P. during 1999
totaled $    . This represented   % of the total commissions paid by the Harris
Oakmark Large Cap Value Portfolio during 1999 and   % of the aggregate dollar
amount of transactions involving payment of commissions for that Portfolio during 1999.

Brokerage commission paid to Neuberger Berman, LLC during 1999 totaled $    .
This represented   % of the total commissions paid by the Neuberger Berman
Partners Mid Cap Value Portfolio during 1999 and   % of the aggregate dollar
amount of transactions involving payment of commissions for that Portfolio during 1999.

The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 1997, 1998 and 1999:

Portfolio                  1997       1998      1999
State Street Research
Money Market
State Street Research          N/A        N/A      N/A
Income
State Street Research   $1,771,904 $2,204,538
Diversified
State Street Research   $3,228,651 $4,486,471
Growth
State Street Research   $5,031,886 $3,260,411
Aggressive Growth
Putnam                  $3,009,725 $2,313,364
International Stock
Loomis Sayles High      $    4,236 $    6,463
Yield Bond
T. Rowe Price Small     $   84,657 $  174,688
Cap Growth
T. Rowe Price Large            N/A $    5,222
Cap Growth
Janus Mid Cap           $  139,969 $  482,758
Scudder Global Equity   $  143,783 $  165,847
Harris Oakmark Large           N/A $   12,228 $ 50,582
Cap Value
Neuberger Berman               N/A $   11,875
Partners Mid Cap Value
MetLife Stock Index     $  341,117 $  469,162
Lehman Brothers                N/A        N/A      N/A
Aggregate Bond Index
Russell 2000 Index             N/A $   41,989
Morgan Stanley EAFE            N/A $   79,325

Putnam Large Cap Growth       N/A N/A N/A
State Street Research Aurora  N/A N/A N/A
Small Cap Value
MetLife MidCap Stock Index    N/A N/A N/A

SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (1) approve certain agreements required by securities laws; (2) change fundamental investment objectives and restrictions of the Portfolios; and (3) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING

Each share has one vote and fractional shares have fractional votes. Votes for all Portfolios are generally aggregated. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis and not totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.

Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in Fund shares. The Contract prospectus attached to the Fund Prospectus describes how Contract owners can give voting instructions for Fund shares. Shares held by MetLife's general account or in a separate account not registered as a unit investment trust vote in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

MetLife need not sell any specific number of Fund shares. MetLife will pay the Fund's distribution expenses and costs (which are those arising from activities primarily intended to sell Fund shares).

The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (2) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (3) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.

                          PRICING OF SECURITIES CHART

                                                                                                      Value
                                                                        Average                   Established by
                                                           Last         Between                     Recognized
                                Last                       Spot         Last Bid                   Exchange or
                                Sale        Last Bid       Price       and Asked                      Other
                              (primary      (primary     (primary       (primary      Amortized     Recognized
                               market)      market)       market)       market)         Cost*        Sources
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities                                               All
  Traded on Domestic Stock  All                                      Portfolios/2
  Exchanges                 Portfolios/1/ L/2/                       / except L
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities
  Traded Primarily on
  Non-Domestic              All
  Securities Exchanges      Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Securities Listed or                    All                        All
  Traded on More than       All           Portfolios/3               Portfolios/2
  One Exchange              Portfolios/1/ / S/2/                     / except S
----------------------------------------------------------------------------------------------------------------
  Domestic Securities                                                All
  Traded in the Over                                                 Portfolios/1
  the Counter Market                                                 / except S, L,
                            S/1/, NB/1/   L/1/ S/2/                  NB and MM      MM
----------------------------------------------------------------------------------------------------------------
  Non-U.S. Securities                     All
  Traded in the Over        All           Portfolios/2
  the Counter Market        Portfolios/1/ / except NB                NB/2/
----------------------------------------------------------------------------------------------------------------
  Short-term
  Instruments with
  Remaining Maturity
  of Sixty Days or                                                                  All
  Less                                                                              Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Options on Securities,
  Indices, or Futures       All                                      All
  Contracts                 Portfolios/1/                            Portfolios/2/
----------------------------------------------------------------------------------------------------------------
                                                       All
  Currencies                                           Portfolios/1/
----------------------------------------------------------------------------------------------------------------
                                                                                                  All
  Futures Contracts                                                                               Portfolios/1/
----------------------------------------------------------------------------------------------------------------

------------
  1. primary method used
  2. if primary method is unavailable
  3. if both primary and secondary methods are unavailable
  L. Loomis Sayles High Yield Bond Portfolio Only
  NB.Neuberger Berman Partners Mid Cap Value Portfolio Only
  S. Scudder Global Equity Portfolio Only
  MM.State Street Research Money Market Portfolio Only
  * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

Experts

The Board of Directors annually approves an independent auditor which is expert
in accounting and auditing.         , 555 17th Street, Suite 3600, Denver, CO,
80202, is the Fund's independent auditor. The Fund's financial statements for the 12 months ended December 31, 1999 incorporated by reference into this SAI
have been audited by         . The Fund relies on this firm's report which
appears with the financial statements.

Introduction of the Euro
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "European Union"). On January 1, 1999, the European Union established a common European currency for participating countries that will generally be known as the "Euro." Each such member country supplements its existing currency with the Euro and intends to replace its existing currency with the Euro on July 1, 2002. Additional European countries that are members of the European Union may elect to supplement their existing currencies with the Euro after January 1, 1999.

The introduction of the Euro presents unique risks and uncertainties, including the treatment of outstanding financial contracts after January 1, 1999; the application of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement systems for the new currency. While it is impossible to predict what effect the Euro's introduction may have on a Portfolio's investments in foreign securities and foreign currencies, these and other factors could cause market disruptions and could, among other things, adversely affect the value of securities held by the Portfolio.

Custodian Arrangement
State Street Bank and Trust Company of Boston, Massachusetts, is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. Except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, the Fund holds foreign assets in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act of 1940.

Index Sponsors
The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index.

S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The

MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS

The Fund's financial statements for periods ending December 31, 1999, and the related schedules of investments for each Portfolio and report of independent auditors thereon, are included in the Fund's annual report to shareholders for 1999 that accompanies this Statement of Additional Information and are incorporated by reference into this SAI.

                                    APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

                                                                       Standard & Poor's Rating Group (S&P)
  Rating Moody's Investor Service, Inc. (Moody's) Description   Rating Description
-----------------------------------------------------------------------------------------------------------
   Aaa   Bonds with this rating are judged                      AAA    An obligation with this rating
         to be of the best quality,                                    has the highest rating assigned
         carrying the smallest degree or                               by S&P. The obligor's capacity to
         investment risk. They are                                     meet its financial commitment on
         generally referred to as "gilt                                the obligation is extremely
         edged." Interest payments are                                 strong.
         protected by a large or by an
         exceptionally stable margin and
         principal is secure. While the
         various protective elements are
         likely to change, such changes as
         can be visualized are most
         unlikely to impair the
         fundamentally strong position of
         such issues.
-----------------------------------------------------------------------------------------------------------
   Aa    Bonds with this rating are judged                      AA     An obligation with this rating
         to be of high quality by all                                  differs from the highest
         standards. Together with the Aaa                              obligations only in small degree.
         group, they comprise what are                                 The obligor's capacity to meet
         generally known as high-grade                                 its financial commitment on the
         bonds. They are rated lower than                              obligation is very strong.
         the best bonds because margins of
         protection may not be as large as
         in Aaa securities or fluctuation
         of protective elements may be of
         greater amplitude or there may be
         other elements present which make
         the long-term risks appear
         somewhat greater than in Aaa
         securities.
-----------------------------------------------------------------------------------------------------------
   A     Bonds with this rating possess                         A      An obligation with this rating is
         many favorable investment                                     somewhat more susceptible to the
         attributes and are to be                                      adverse effects of changes in
         considered as upper-medium-grade                              circumstances and economic
         obligations. Factors giving                                   conditions than obligations in
         security to principal and                                     higher-rated categories. However,
         interest are considered adequate,                             the obligor's capacity to meet
         but elements may be present which                             its financial commitment on the
         suggest a susceptibility to                                   obligation is still strong.
         impairment sometime in the
         future.
-----------------------------------------------------------------------------------------------------------
   Baa   Bonds with this rating are                             BBB    An obligation with this rating
         considered as medium grade                                    exhibits adequate protection
         obligations, i.e., they are                                   parameters. However, adverse
         neither highly protected nor                                  economic conditions or change
         poorly secured. Interest payments                             circumstances are more likely to
         and principal security appear                                 lead to weakened capacity of the
         adequate for the present but                                  obligor to meet its financial
         certain protective elements may                               commitment on the obligation.
         be lacking or may be
         characteristically unreliable
         over any great length of time.
         Such bonds lack outstanding
         investment characteristics and in
         fact have speculative
         characteristics as well.
-----------------------------------------------------------------------------------------------------------
   Ba    Bonds with this rating are judged                      BB     An obligation with this rating
         to have speculative elements;                                 has significant speculative
         their future cannot be considered                             characteristics, but is less
         as well-assured. Often, the                                   vulnerable to nonpayment than
         protection of interest and                                    bonds in the lower ratings.
         principal payments may be very                                However, it faces major ongoing
         moderate, and thereby not well                                uncertainties or exposure to
         safeguarded during both good and                              adverse business, financial or
         bad times over the future.                                    economic conditions which could
         Uncertainty of position                                       lead to the obligor's inadequate
         characterizes bonds in this                                   capacity to meet its financial
         class.                                                        commitment on the obligation.
-----------------------------------------------------------------------------------------------------------
   B     Bonds with this rating generally                       B      An obligation with this rating is
         lack characteristics of the                                   more vulnerable to nonpayment
         desirable investment. Assurance                               than obligations rated BB, but
         of interest and principal                                     the obligor currently has the
         payments of maintenance of other                              capacity to meet its financial
         terms of the contract of any long                             commitment on the obligation.
         period of time may be small.                                  Adverse business, financial or
                                                                       economic conditions will likely
                                                                       impair the obligator's capacity
                                                                       or willingness to meet its
                                                                       financial commitment on the
                                                                       obligation.

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating  Standard & Poor's Rating Group (S&P)Description
--------------------------------------------------------------------------------------------------------------------------
  Caa       Bonds with this rating are of                          CCC     An obligation with this rating is
            poor standing. Such issues may be                              currently vulnerable to
            in default or there may be                                     nonpayment, and is dependent upon
            present elements of danger with                                favorable business, financial,
            respect to principal or interest.                              and economic conditions for the
                                                                           obligor to meet its financial,
                                                                           and economic commitment on the
                                                                           obligation. In the event of
                                                                           adverse business, financial or
                                                                           economic conditions, the obligor
                                                                           is not likely to have the
                                                                           capacity to meet its financial
                                                                           commitment on the obligation.
--------------------------------------------------------------------------------------------------------------------------
  Ca        Bonds with this rating represent                       C       An obligation with this rating
            obligations which are speculative                              may be used to cover a situation
            in a high degree. Such issues are                              where a bankruptcy petition has
            often in default or have other                                 been filed or similar action has
            marked shortcomings.                                           been taken, but payments on this
                                                                           obligation are being continued.
--------------------------------------------------------------------------------------------------------------------------
  C         Bonds with this rating are the                         D       An obligation rated D is in
            lowest rated class of bonds, and                               payment default. This rating
            issues so rated can be regarded                                category is used when payments on
            as having extremely poor                                       an obligation are not made on the
            prospects of ever attaining any                                date due even if the applicable
            real investment standing.                                      grace period has not expired,
                                                                           unless S&P believes that such
                                                                           payments will be made during such
                                                                           grace period. This rating also
                                                                           will be used upon the filing of a
                                                                           bankruptcy petition on an
                                                                           obligation are jeopardized.
--------------------------------------------------------------------------------------------------------------------------
  1         This modifier is used with Aa, A,                      (+)/(-) These modifiers are used with
            Baa, Ba and B ratings and                                      ratings from AA to CCC to show
            indicates the bond possesses                                   relative standing within the
            strongest investment attributes                                rating category.
            within the rating class.
--------------------------------------------------------------------------------------------------------------------------
  No Rating This might arise if: (1) an                            r       This symbol attached to the
            application for rating was not                                 ratings of instruments with
            received or accepted; (2) the                                  significant non credit risks. It
            issue or issuer belongs to a                                   highlights risks to principal or
            group of securities that are not                               volatility of expected returns
            rated as a matter of policy;                                   which are not addressed in the
            (3) there is a lack of essential                               credit rating. Examples include:
            data pertaining to the issue or                                obligations linked or indexed to
            issuer; (4) the issue was                                      equities, currencies or
            privately placed in which case                                 commodities; obligations exposed
            the rating is not published in                                 to severe prepayment risk such as
            the Moody's publication; or                                    interest only principal only
            (5) the rating was suspended or                                mortgage securities; and
            withdrawn because new and                                      obligations with unusually risky
            material circumstances arose, the                              interest terms, such as inverse
            effects of which preclude                                      floaters.
            satisfactory analysis; there is
            no longer available reasonable
            up-to-date data to permit a
            judgment to be formed; a bond is
            called for redemption or for
            other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating    Standard & Poor's Rating Group (S&P)Description
----------------------------------------------------------------------------------------------------------------------------
  Prime     Commercial paper with this rating                      A         Commercial paper with this rating
            is the highest rated based on the                                is the highest based on: (1)
            following factors: (1) management                                liquidity ratios are adequate to
            of the issuer; (2) economics of                                  meet cash requirements; (2) the
            the issuer's industry or                                         issuer's long-term senior debt is
            industries and the speculative-                                  rated "A" or better, although in
            type risks which may be inherent                                 some cases "BBB" or better may be
            in certain areas; (3) the                                        allowed; (3) the issuer has
            issuer's products in relation to                                 access to at least two additional
            competition and customer                                         channels of borrowing; (4) the
            acceptance; (4) liquidity; (5)                                   issuer's basic earnings and cash
            amount and quality of long-term                                  flow have an upward trend with
            debt; (6) trend of earnings over                                 allowance made for unusual
            a period of 10 years; (7)                                        circumstances; (5) Typically, the
            financial strength of any parent                                 issuer's industry is well
            and the relationships which exist                                established and the issuer has a
            with the issuer; and (8)                                         strong position within the
            recognition by the management of                                 industry; and (6) the reliability
            obligations which may be present                                 and quality of management are
            or may arise as a result of                                      unquestioned.
            public interest questions and
            preparations to meet such
            obligations.
----------------------------------------------------------------------------------------------------------------------------
  1, 2 or 3 These modifiers indicates the                          1, 2 or 3 These modifiers indicate the
            relative degree to which the                                     relative degree to which the
            commercial paper possesses the                                   commercial paper possesses the
            qualities that are required to                                   qualities that are required to
            receive a Prime rating.                                          receive an A rating.
----------------------------------------------------------------------------------------------------------------------------
                                                                   (+)       Commercial paper with an A-1
                                                                             rating can be further modified
                                                                             with this modifier to show that
                                                                             they possess overwhelming safety
                                                                             characteristics.

                           PART C. OTHER INFORMATION

Item 23. Exhibits

 Exhibit
 Number                                Description
 -------                               -----------
 (a)(a). --Articles of Incorporation of Registrant, as amended May 23, 1983*
 (a)(b). --Articles Supplementary of Registrant*
 (a)(c). --Articles Supplementary of Registrant*
 (a)(d). --Articles Supplementary of Registrant*
 (a)(e). --Articles Supplementary of Registrant*
 (a)(f). --Articles Supplementary of Registrant*
 (a)(g). --Articles Supplementary of Registrant*
 (a)(h). --Articles Supplementary of Registrant+++
 (a)(i). --Articles Supplementary of Registrant*****
 (a)(j). --Form of Articles Supplementary of Registrant+
 (a)(k). --Articles of Amendment****
 (a)(l). --Articles of Amendment+
 (b)(a). --By-Laws of Registrant, as amended January 27, 1988*
 (b)(b). --Amendment to By-Laws Dated April 24, 1997***
 (c).    --None, other than Exhibits (a) and (b) above
 (d)(a). --Investment Management Agreement(s), as amended, relating to the
           MetLife Stock Index and State Street Research Money Market Portfo-
           lios*
 (d)(b). --Investment Management Agreements, as amended, relating to State
           Street Research Growth, State Street Research Income, State Street
           Research Diversified, State Street Research Aggressive Growth and
           Putnam International Stock Portfolios***
 (d)(c). --Investment Management Agreements relating to Loomis Sayles High
           Yield Bond, Janus Mid Cap, Scudder Global Equity and T. Rowe Price
           Small Cap Growth Portfolios**
 (d)(d). --Investment Management Agreements relating to Neuberger Berman Part-
           ners Mid Cap Value, T. Rowe Price Large Cap Growth, Harris Oakmark
           Large Cap Value, Lehman Brothers Aggregate Bond Index, Russell 2000
           Index and Morgan Stanley EAFE Index Portfolios*****
 (d)(e). --Forms of Investment Management Agreements relating to the Putnam
          Large Cap Growth, the State Street Research Aurora Small Cap Value,
          and the Met Life Mid Cap Stock Index Portfolios.+
 (d)(f). --Sub-Investment Management Agreements relating to State Street Re-
           search Growth, State Street Research Income, State Street Research
           Diversified, State Street Research Aggressive Growth and State
           Street Research Money Market Portfolios***
 (d)(g). --Sub-Investment Management Agreements relating to Scudder Global
           Equity Portfolio, Neuberger Berman Partners Mid Cap Value, T. Rowe
           Price Large Cap Growth and Harris Oakmark Large Cap Value
           Portfolios*****
 (d)(h). --Sub-Investment Management Agreements relating to Loomis Sayles High
           Yield Bond, Janus Mid Cap and T. Rowe Price Small Cap Growth Portfo-
           lios**
 (d)(i). --Sub-Investment Management Agreement relating to the Putnam Interna-
          tional Stock Portfolio+
 (d)(j). --Forms of Sub-Investment Management Agreements relating to the Putnam
          Large Cap Growth and State Street Research Aurora Small Cap Value
          Portfolios+
 (d)(k). --Amended Investment and Sub-Investment Management Agreements relating to Putnam International Stock Portfolio+++++

 Exhibit
 Number                                Description
 -------                               -----------
 (e)(a). --Distribution Agreement*
 (e)(b). --Addendum to Distribution Agreement*
 (e)(c). --Second Addendum to Distribution Agreement*
 (f).    --None
 (g)(a). --Custodian Agreement with State Street Bank & Trust Company*
 (g)(b). --Revised schedule of remuneration*
 (g)(c). --Amendment to Custodian Agreement*
 (g)(d). --Amendments to Custodian Agreement*
 (h)(a). --Transfer Agency Agreement*
 (h)(b). --Agreement relating to the use of the "Metropolitan" name and service marks*
 (h)(c). --Licensing Agreements relating to Morgan Stanley EAFE Index, Russell
           2000 Index and Lehman Brothers Aggregate Bond Index Portfolio++++
 (h)(d). --Licensing Agreement relating to MetLife Stock Index and MetLife Mid
           Cap Stock Index Portfolios+++++
 (i)(a). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Growth, State Street Research Income and State
           Street Research Money Market Portfolios*
 (i)(b). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Diversified and GNMA Portfolios*
 (i)(c). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Aggressive Growth and Equity Income Portfo-
           lios*
 (i)(d). --Opinion and Consent of Counsel with respect to the shares of the
           MetLife Stock Index Portfolio*
 (i)(e). --Opinion and Consent of Counsel with respect to the shares of the
           Santander International Stock Portfolio*
 (i)(f). --Opinion and Consent of Counsel with respect to the shares of the
           Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small
           Cap Growth and Scudder Global Equity Portfolios**
 (i)(g). --Opinion and Consent of Counsel with respect to the shares of the
           Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap
           Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate
           Bond Index, Russell 2000 Index and Morgan Stanley EAFE Index Portfo-
           lios****
 (i)(h). --Opinion and Consent of Counsel with respect to the shares of the
           Putnam Large Cap Growth, State Street Research Aurora Small Cap
           Value and MetLife Mid Cap Index Portfolios.+++++
 (j)(a). --Consent of Independent Public Accountants+++++
 (j)(b). --Consent of Freedman, Levy, Kroll & Simonds*
 (k).    --None
 (l)(a). --Stock Purchase Agreement*
 (l)(b). --Supplementary Stock Purchase Agreement*
 (l)(c). --Second Supplementary Stock Purchase Agreement*
 (l)(d). --Third Supplementary Stock Purchase Agreement*
 (l)(e). --Fourth Supplementary Stock Purchase Agreement*
 (l)(f). --Fifth Supplementary Stock Purchase Agreement*
 (l)(g). --Sixth Supplementary Stock Purchase Agreement**

 Exhibit
 Number                           Description
 -------                          -----------
 (l)(h). --Seventh Supplementary Stock Purchase Agreement*****
 (l)(i). --Form of Eighth Supplementary Stock Purchase Agreement+
 (m).    --None
 (n).    --Financial Data Schedules for the period ending December 31,
           1999+++++
 (o).    --None
 (p).    --Powers of Attorney++
 (q).    --Specimen Price Make-Up Sheet+++++

--------
    + Filed herewith.
    * Incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996.
   ** Incorporated by reference to the filing of Post-Effective Amendment No.
      19 to this Registration Statement on February 27, 1997.
  *** Incorporated by reference to the filing of Post-Effective Amendment No.
      20 to the Registration Statement on April 2, 1998.
 **** Incorporated by reference to the filing of Post Effective Amendment No.
      22 to the Registration Statement on October 6, 1998.
***** Incorporated by reference to the filing of Post Effective Amendment No.
      23 to the Registration Statement on January 11, 1999.

   ++ Powers of Attorney for all signatories except for Messrs. Levene, and Typermass and Ms. Johnson are incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996. The Power of Attorney for Ms. Johnson is filed herewith. The Powers of Attorney for Messrs. Levene and Typermass are incorporated by reference to the filing of Post-Effective Amendment No. 21 on July 30, 1998.
  +++ Incorporated by reference to the filing of Post Effective Amendment No.
      18 on December 18, 1996.

 ++++ Incorporated by reference to the filing of Post Effective Amendment No.
      24 on April 1, 1999.

+++++ To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1998

The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1998. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   Metropolitan Direct Property and Casualty Insurance Company
               (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

                    (a.) MetLife Capital, Limited Partnership (Delaware).
                         Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                         (i.) MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                                 (1) MetLife Capital CFLI Holdings, LLC (DE)

                                       (a.) MetLife Capital CFLI Leasing, LLC
                                           (DE)

           b.  MetLife Financial Acceptance Corporation (Delaware).
               MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

           c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

           d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     5.   SSRM Holdings, Inc. (Delaware)

           a.   GFM Investments Limited (Delaware)

           b. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc.
                    (Massachusetts)

           c.   SSR Realty Advisors, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Property Management, Inc. (Delaware)

                    (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                         (a) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

                    (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (California)
               iv.  Metric Assignor, Inc. (California)
               v.   SSR AV, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Met Life Real Estate Advisors, Inc. (California)

     9.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)
          b.   Security First Insurance Agency, Inc. (MA)
          c.   Security First Insurance Agency, Inc. (NV)
          d.   Security First Group of Ohio, Inc. (OH)
          e.   Security First Financial, Inc. (DE)
          f.   Security First Investment Management Corporation (DE)
          g.   Security First Management Corporation (DE)
          h.   Security First Real Estate, Inc. (DE)
          i.   Security First Financial Agency, Inc. (TX)

     10.  Natiloportem Holdings, Inc. (Delaware)

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G.   Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

H. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.   Metropolitan Life Seguros de Vida S.A. (Argentina)

K.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.   Met Life Holdings Luxembourg (Luxembourg)

M.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.   MetLife International Holdings, Inc. (Delaware)

O.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.   Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.   Hyatt Legal Plans, Inc. (Delaware)

     1. Hyatt Legal Plans of Florida, Inc. (Fl)

V. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

W.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   CBNJ, Inc. (New Jersey)

X.   MetPark Funding, Inc. (Delaware)

Y.   2154 Trading Corporation (New York)

Z.   Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

     2. Farmers National Marketing Group, LLC (Iowa) Ownership of membership interests in Farmers National Marketing Group, LLC is as follows:
          Farmers National Company (50%) and an entity unaffiliated with Metropolitan (50%).

A.B.  MetLife Trust Company, National Association. (United States)
A.C.  Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  TNE-Y, Inc. (DE)
A.F.  CRH., Inc. (MA)
A.G.  NELRECO Troy, Inc. (MA)
A.H.  TNE Funding Corporation (DE)
A.I.  L/C Development Corporation (CA)
A.J.  Boylston Capital Advisors, Inc. (MA)
      1. New England Portfolio Advisors, Inc. (MA)
A.K. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.L.  New England Life Mortgage Funding Corporation (MA)
A.M. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.N. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.
A.O.  Tower Resources Group, Inc. (DE)

A.P.  MetLife New England Holdings, Inc. (DE)
      1. Fulcrum Financial Advisors, Inc. (MA)
      2. New England Life Insurance Company (MA)
         a. New England Life Holdings, Inc. (DE)
            i.   New England Securities Corporation (MA)
                 (1) Hereford Insurance Agency, Inc. (MA)
                 (2) Hereford Insurance Agency of Alabama, Inc. (AL)
                 (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
                 (4) Hereford Insurance Agency of Ohio, Inc. (OH)
                 (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
            ii.  TNE Advisers, Inc. (MA)
            iii. TNE Information Services, Inc. (MA)
                 (1) First Connect Insurance Network, Inc. (DE)
                 (2) Interative Financial Solutions, Inc. (MA)
            iv.  N.L. Holding  Corp. (Del)(NY)
                 (1) Nathan & Lewis Securities, Inc. (NY)
                 (2) Nathan & Lewis Associates, Inc. (NY)
                       (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)
                       (b) Nathan and Lewis Associates of Texas, Inc. (TX)
                 (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                 (4) Nathan & Lewis of Nevada, Inc. (NV)
                 (5) Nathan and Lewis Associates Ohio, Incorporated (OH)
         b. Exeter Reassurance Company, Ltd. (MA)
         c. Omega Reinsurance Corporation (AZ)
         d. New England Pension and Annuity Company (DE)
         e. Newbury Insurance Company, Limited (Bermuda)
      3. Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnerhship interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
               i. Nvest Holdings, Inc. (DE)
           (1)     Back Bay Advisors, Inc. (MA)
               (a) Back Bay Advisors, L.P. (DE)
                   Back Bay Advisors, Inc.
                   holds a 1% general partner
                   interest and NEIC
                   Holdings, Inc. holds a 99%
                   limited partner interest
                   in Back Bay Advisors, L.P.
           (2)     R & T Asset Management, Inc. (MA)
               (a) Reich & Tang Distributors, Inc. (DE)
               (b) R & T Asset Management L.P.
                   R & T Asset Management, Inc.
                   holds a 0.5% general partner interest and
                   NEIC Holdings, Inc. hold a 99.5% limited
                   partner interest in       &
                   Asset Management, L.P.
               (c) Reich & Tang Services, Inc. (DE)

           (3)     Loomis, Sayles & Company, Inc. (MA)
               (a) Loomis Sayles & Company, L.P. (DE)
                   Loomis Sayles & Company, Inc.
                   holds a 1% general partner interest and
                   R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                   Company, L.P.
           (4)     Westpeak Investment Advisors, Inc. (MA)
               (a) Westpeak Investment Advisors, L.P. (DE)
                   Westpeak Investment Advisors, Inc.
                   holds a 1% general partner interest and
                   Reich & Tang holds a 99% limited
                   partner interest in Westpeak Investment
                   Advisors, L.P.
                               (i) Westpeak Investment Advisors Australia
                                   Limited Pty.
           (5)     Vaughan, Nelson Scarborough & McCullough (DE)
               (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                   VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
                   Scarborough & McCullough, L.P.

                               (i)  VNSM Trust Company

           (6)     MC Management, Inc. (MA)
               (a) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                   holds a 99% limited partner interest in MC
                   Management, L.P.
           (7)     Harris Associates, Inc. (DE)
               (a) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates
                   Securities, L.P.
               (b) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (i)  Harris Partners, Inc. (DE)
                              (ii) Harris Partners L.L.C. (DE)
                                   Harris Partners, Inc. holds a 1%
                                   membership interest and
                                   Harris Associates L.P. holds a 99%
                                   membership interest in Harris Partners L.L.C.
                                  (1) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (2) Perseus Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest

                                  (3) Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                  (4) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (5) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
           (8)     Graystone Partners, Inc. (MA)
               (a) Graystone Partners, L.P. (DE)
                   Graystone Partners, Inc. holds a 1%
                   general partner interest and New England
                   NEIC Operating Partnership, L.P.
                   holds a 99% limited partner interest in
                   Graystone Partners, L.P.

           (9)     NEF Corporation (MA)
               (a) New England Funds, L.P. (DE) NEF Corporation holds a
                   1% general partner interest and NEIC Operating
                   Partnership, L.P. holds a 99% limited
                   partner interest in New England Funds, L.P.
               (b) New England Funds Management, L.P. (DE) NEF
                   Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
                   Management, L.P.
          (10)     New England Funds Service Corporation
          (11)     AEW Capital Management, Inc. (DE)
               (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
     ii.     Nvest Associates, Inc.
    iii.     Snyder Capital Management, Inc.
         (1) Snyder Capital Management, L.P. NEIC Operating
             Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
     iv.     Jurika & Voyles, Inc.
         (1) Jurika & Voyles, L.P NEIC Operating Partnership,
             L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
      v.     Capital Growth Management, L.P. (DE)
             NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     vi.     Nvest Partnerships, LLC ( )

    vii.     AEW Capital Management L.P. (DE)
             New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
             (1) AEW II Corporation (  )
             (2) AEW Partners III, Inc. (   )
             (3) AEW TSF, Inc. (   )
             (4) AEW Exchange Management, LLC
             (5) AEWPN, LLC (   )
     (6) AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
             Holding, L.P.
         (b) AEW Management and Advisors L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
            ii. AEW Real Estate Advisors, Inc. (MA)
                1.     AEW Advisors, Inc. (MA)
                2.     Copley Properties Company, Inc. (MA)
                3.     Copley Properties Company II, Inc. (MA)
                4.     Copley Properties Company III, Inc. (MA)
                5.     Fourth Copley Corp. (MA)
                6.     Fifth Copley Corp. (MA)
                7.     Sixth Copley Corp. (MA)
                8.     Seventh Copley Corp. (MA).
                9.     Eighth Copley Corp. (MA).
               10.     First Income Corp. (MA).
               11.     Second Income Corp. (MA).
               12.     Third Income Corp. (MA).
               13.     Fourth Income Corp. (MA).
               14.     Third Singleton Corp. (MA).
               15.     Fourth Singleton Corp. (MA)
               16.     Fifth Singleton Corp. (MA)
               17.     Sixth Singleton Corp. (MA).
               18.     BCOP Associates L.P. (MA)
                       AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
            ii. CREA Western Investors I, Inc. (MA)
                1. CREA Western Investors I, L.P. (DE)
                   CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
           iii. CREA Investors Santa Fe Springs, Inc. (MA)

     (7) Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

     (8) AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
     (9) AEW Hotel Investment Corporation (MA)
        (a.) AEW Hotel Investment, Limited Partnership (MA)
             AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various's ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 25. Indemnification.

  (a) Maryland Law and By-Laws.

  The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by
Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

  Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  (b) Distribution Agreement.

  Under the distribution agreement between the Registrant and Metropolitan Life, Metropolitan Life agreed to indemnify and hold harmless any officer or director (or any former officer or director) or any controlling person of the Registrant from damages and expenses arising out of actual or alleged misrepresentations or omissions to state material facts on the part of Metropolitan Life or persons for whom it is responsible or the negligence of any such persons in rendering services under the agreement.

  (c) Undertaking.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (d) Insurance.

  The Registrant's directors are indemnified by Metropolitan Life in the same manner and to the same extent as Metropolitan Life's directors. In addition thereto, Metropolitan Life has purchased an Investment Counselors Errors and Omissions Policy to insure the Registrant's directors and officers.

Item 26. Business and other Connections of Investment Manager.

  Metropolitan Life is a mutual life insurance company which sells insurance policies and annuity contracts. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. Its Home Office is located at 1 Madison Avenue, New York, New York 10010 (telephone number 212-578-6130). On December 31, 1998 it had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. Metropolitan Life is the parent of Metropolitan Tower. Metropolitan Life also serves as the investment adviser for certain other advisory clients.

  Set forth below is a list of each director of Metropolitan Life indicating each business, profession, vocation or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                     Organization and Principal
          Name                   Position         Business Address of Organization
          ----                   --------         --------------------------------
 Curtis H. Barnette..... Chairman of the Board     Bethlehem Steel Corporation
                          and Chief Executive       Bethlehem, PA
                          Officer
                         Director and former       International Iron and Steel
                          Chairman                  Institute,
                                                    Brussels, Belgium
                         Director and former       Pennsylvania Business
                          Chairman                  Roundtable,
                                                    Harrisburg, PA
                         Director and former       American Iron and Steel
                          Chairman                  Institute,
                                                    Washington, DC
                         Director and former       West Virginia University
                          Chairman                  Foundation,
                                                    Morgantown, WV
                         Trustee                   Lehigh University
                                                    Bethlehem, PA
 Robert H. Benmosche . . Chairman of the Board,    Metropolitan Life Insurance
                          President and Chief       Company
                          Executive Officer         New York, NY
                         Director                  New York Philharmonic
                         Director                  New England Financial
                         Trustee                   Alfred University
 Joan Ganz Cooney....... Chairman, Executive Com-  Children's Television Workshop,
                          mittee                    New York, NY
                         Director                  Johnson & Johnson,
                                                    New Brunswick, NJ
                         Trustee                   National Child Labor Committee,
                                                    New York, NY
                         Trustee                   Children's Television Workshop,
                                                    New York, NY
                         Trustee                   Museum of Television and Radio
                         Trustee                   The New York and Presbyterian
                                                    Hospitals

                                                    Organization and Principal
         Name                  Position          Business Address of Organization
         ----                  --------          --------------------------------
 Burton A. Dole, Jr. . Retired Chairman,        Puritan Bennett, Inc., Overland
                        President and Chief      Park, KS
                        Executive Officer
                       Former Chairman of the   Nellcor Puritan Bennett, Inc.,
                        Board                    Pleasanton, CA
                       Director                 Anesthesia Patient Safety
                                                 Foundation
                       Former Chairman of the   Health Industries Manufacturer's
                        Board                    Association
                       Former Chairman of the   Federal Reserve Bank of Kansas
                        Board                    City
                       Trustee                  I. Heermann Anesthesia Foundation
 Gerald Clark......... 7/1/98 Vice-Chairman of  Metropolitan Life Insurance
                        the Board and Chief      Company,
                        Investment Officer and   New York, NY
                        Director; Senior
                        Executive Vice-
                        President and Chief
                        Investment Officer and
                        Director since 1/97;
                        prior thereto Senior
                        Executive Vice-
                        President and Chief
                        Investment Officer
                       Director/Trustee         Credit Suisse Group
                       Director/Trustee         St. Vincent's Hospital
                       Director/Trustee         Villanova University
                       Director/Officer         Certain wholly-owned subsidiaries
                                                 of Metropolitan Life Insurance
                                                 Company
 James R. Houghton.... Chairman of the Board    Corning Incorporated, Corning, NY
                        Emeritus and Director
                       Director                 J.P. Morgan & Co., Inc., New York,
                                                 NY
                       Director                 Exxon Corp., Dallas, TX
                       Director/Trustee         Corning Incorporated Foundation
                       Director/Trustee         Corning Museum of Glass
                       Director/Trustee         Metropolitan Museum of Art
                       Director/Trustee         Pierpont Morgan Library
 Harry Paul Kamen..... Chairman and Chief       Metropolitan Life Insurance
                        Executive Officer        Company,
                        (Retired) and Director   New York, NY
                        since 7/1/98, prior
                        thereto, Chairman,
                        Chief Executive Officer
                        and Director
                       Director                 Bethlehem Steel Corporation,
                                                 Bethlehem, PA
                       Director                 Banco Santander, Madrid, Spain
                       Director and Treasurer   New York City Partnership, New
                                                 York, NY
                       Director/Trustee         Board of Overseers of the School
                                                 of Arts and Sciences at the
                                                 University of Pennsylvania
                       Director/Trustee and     Carnegie Hall
                        Treasurer
                       Director/Trustee         Jewish Museum (Vice-President)
                       Director/Trustee         Smith College
                       Director                 NVEST L.P.
                       Director                 National Association of Securities
                                                 Dealers
                       Director/Trustee and     Conference Board
                        Vice-Chairman
                       Director/Trustee         American Museum of Natural History
                       Director                 Pfizer Inc.

                                                     Organization and Principal
         Name                  Position           Business Address of Organization
         ----                  --------           --------------------------------
 Helene L. Kaplan..... Of Counsel               Skadden, Arps, Slate, Meagher &
                                                 Flom,
                                                 New York, NY
                       Director                 May Department Stores Co., New
                                                 York, NY
                       Trustee                  Barnard College, New York, NY
                       Director                 Mobil Corp., New York, NY
                       Director                 Bell Atlantic Corporation, New
                                                 York, NY
                       Director                 The Chase Manhattan Corporation
                       Trustee                  American Museum of Natural History
                       Trustee                  Carnegie Corporation of New York
                       Trustee                  Catskill Center Conservation and
                                                 Development
                       Trustee                  Mount Sinai School of Medicine
                       Trustee                  Commonwealth Fund
                       Trustee                  J. Paul Getty Trust
                       Trustee                  Institute for Advanced Study
                       Trustee                  New York Academy of Medicine
                       Trustee                  NYU Medical Center and Health
                                                 System
 Charles M. Leighton.. Retired Chairman and     CML Group, Inc., Bolton, MA
                        Chief Executive Officer
                       Director                 CML Group, Inc.
                       Director                 NVEST Companies, L.P.
                       Former Chairman          Listed Company Advisory Committee,
                                                 New York Stock Exchange
                       Trustee                  Lahey Clinic
                       Trustee                  New York Yacht Club America's Cup
                                                 Challenge
                       Director                 Fitsense Technology Corp.
 Allen E. Murray...... Retired Chairman of the  Mobil Corporation, New York, NY
                        Board and Chief
                        Executive Officer
                       Director                 Morgan Stanley, Dean Witter,
                                                 Discovery Co., New York, NY
                       Director                 Minnesota Mining and Manufacturing
                                                 Co.,
                                                 St. Paul, MN
                       Honorary Director        American Petroleum Institute,
                                                 Washington, DC
                       Director                 Lockheed Martin Corporation,
                                                 Bethesda, MD
                       Director                 St. Francis Hospital Foundation
                       Trustee                  New York University
 Stewart Nagler....... Vice-Chairman of the     Metropolitan Life Insurance Company
                        Board and Chief          New York, NY
                        Financial Officer
                        and Director
                       Director                 Life Insurance Council of New York
                       Director                 Various Metropolitan Subsidiaries
                       Trustee                  Boys and Girls Clubs of America
                       Trustee                  Barnard College
                       Trustee                  Polytechnic University of New York
                                                 (Chairman, Finance Committee)

                                                      Organization and Principal
           Name                   Position         Business Address of Organization
           ----                   --------         --------------------------------
 John J. Phelan, Jr...... Retired Chairman and     New York Stock Exchange, Inc.,
                           Chief Executive Officer  New York, NY
                          Director                 Eastman Kodak Co., Rochester, NY
                          Director                 Merrill Lynch & Co., Inc., New
                                                    York, NY
                          Director                 SONAT, Inc., Birmingham, AL
                          Former President         International Federation of
                                                    Stock Exchanges
                          Director or Trustee      Aspen Institute and Cold Spring
                                                    Harbor Laboratories
                          Director or Trustee      Catholic Charities Archdiocese
                                                    of NY
 Hugh B. Price........... President and Chief      National Urban League, Inc., New
                           Executive Officer        York, NY
                          Director                 Bell Atlantic Corp., New York,
                                                    NY
                          Director                 The Urban Institute, New York,
                                                    NY
                          Director                 Education Testing Service
                          Director                 Sears Roebuck and Company
 Robert G. Schwartz...... Retired Chairman of the  Metropolitan Life Insurance
                           Board, President and     Company,
                           Chief Executive Officer  New York, NY
                           and Director
                          Director                 Lowe's Companies, Inc., North
                                                    Wilkesboro, NC
                          Director                 Potlatch Corporation, San
                                                    Francisco, CA
                          Director                 COMSAT Corporation, Washington,
                                                    DC
                          Director                 Mobil Corporation, New York, NY
                          Director/Trustee         Committee for Economic
                                                    Development, Washington, DC
                          Director                 Consolidated Edison Company of
                                                    New York, Inc., New York, NY
                          Director                 Lone Star Industries, Inc.,
                                                    Stamford, CT
                          Director/Trustee         The Horatio Alger Association of
                                                    Distinguished Americans, Inc.
 Ruth Simmons............ President                Smith College, Northampton, MA
                          Director                 Pfizer Inc.
                          Trustee                  JSTOR
                          Trustee                  Clarke School for the Deaf
 William C. Steere, Jr. . Chairman of the Board    Pfizer Inc.
                           and Chief Executive
                           Officer
                          Director                 Dow Jones & Company, Inc.
                          Director                 Minerals Technologies Inc.
                          Director                 Texaco Inc.
                          Director                 New York University Medical
                                                    Center
                          Director                 Business Council
                          Director                 Business Roundtable
                          Director                 New York Botanical Garden
                          Board of Overseers       Memorial Sloan-Kettering Cancer
                                                    Center

  Set forth below is a list of certain principal officers of Metropolitan Life and officers of Metropolitan Life who may be considered to be involved in Metropolitan Life's investment advisory activities. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

       Name of Officer                               Position
       ---------------                               --------
   Robert H. Benmosche..... Chairman of the Board, President
                             and Chief Executive Officer
   Gerald Clark............ Vice-Chairman of the Board
                             and Chief Investment Officer
   Stewart G. Nagler....... Vice-Chairman of the Board
                             and Chief Financial Officer
   Gary A. Beller.......... Senior Executive Vice-President and General Counsel
   James M. Benson......... President, Individual Business
   C. Robert Henrikson..... Senior Executive Vice-President
   Catherine A. Rein....... Senior Executive Vice-President
   William J. Toppeta...... President, Client Services and Chief Administrative Officer
   John H. Tweedie......... Senior Executive Vice-President
   Jeffrey J. Hodgman...... Executive Vice-President
   Judy E. Weiss........... Executive Vice-President & Chief Actuary
   Kernan F. King.......... Executive Vice-President
   Lisa M. Weber........... Executive Vice-President

  The business of State Street Research since December 31, 1983 is summarized under "Management of the Fund", in the prospectus constituting Part A of this Registration Statement, which summarization is incorporated herein by reference.

  The list of each director and certain officers of State Street Research indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated
herein by reference to the filing of Post-Effective Amendment No.    to the
Registration Statement of State Street Research Financial Trust on          .

  The list of each director and certain officers of Scudder Kemper Investments, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment
No.    to the Registration Statement of Value Equity Trust (File No. 811-
00043) on          . Scudder Kemper Investments, Inc. has stockholders and
employees who are denominated officers but do not as such have corporation-wide responsibilities, and therefore are not considered officers.

  The list of each director and certain officers of Janus indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to
the filing of Post-Effective Amendment No.    to the Registration Statement
for Janus Aspen Series (File No. 33-63212) on       .

  The list of each director and certain officers of T. Rowe Price indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by T. Rowe Price pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

  Loomis Sayles, the sub-adviser of the Loomis Sayles High Yield Bond Portfolio, provides investment advice to the seventeen series of Loomis Sayles Funds, seven series of Loomis Sayles Investment Trust, five series of New England Funds Trust I, one series of New England Funds Trust II, one series of New England Funds Trust III, two series of New England Zenith Fund, all of which are registered investment companies, several other registered investment companies and other organizations and individuals.

  The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111.

  The list of each director and certain officers of Harris Oakmark indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment No. 23 to Registration Statement to the Harris Associates Investment Trust (File No. 33-38953) on November 30, 1999.

  The list of each director and certain officers of Neuberger Berman indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

  The list of each director and certain officers of Putnam indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Putnam Investment Management, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-7974).

Item 27. Principal Underwriters.

  Not applicable

Item 28. Location of Accounts and Records.

  Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, of State Street Research & Management Company of Boston, Massachusetts, Santander Global Advisors, Inc. of Boston, Massachusetts, Loomis, Sayles & Company, L.P. of Boston, Massachusetts, Janus Capital Corporation of Denver, Colorado, T. Rowe Price Associates, Inc. of Baltimore, Maryland, Scudder Kemper Investments, Inc. of New York, New York, Neuberger Berman Management Incorporated, of New York, New York, Harris Associates L.P. of Boston, Massachusetts and State Street Bank and Trust Company of Boston, Massachusetts. The address of each is set forth on the back cover of the prospectus forming Part A of this Registration Statement and is incorporated herein by reference. Certain records are maintained at the Registrant's office at 1125 Seventeenth Street, Denver, Colorado 80202.

Item 29. Management Services.

  None.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on
the     day of January, 2000.

                                          METROPOLITAN SERIES FUND, INC.
                                                     (Registrant)


                                          By: /s/ Christopher P. Nicholas
                                             .................................
                                             Christopher P. Nicholas President

  Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                                 Date

                  *
 .....................................
           David A. Levene
Chairman of the Board and (Principal
   Executive Officer and Director)

                  *
 .....................................
           Steve A. Garban
              Director

                  *
 .....................................
         Malcolm T. Hopkins
              Director

                  *
 .....................................
           Dean O. Morton
              Director

                  *
 .....................................
       Michael S. Scott Morton
              Director

                  *
 .....................................
         Arthur G. Typermass
              Director

                  *
 .....................................

         Dianne Johnson
 Controller (Principal Financial and
         Accounting Officer)

                                                January 19, 2000
*By: /s/ Christopher P. Nicholas
    ................................
    Christopher P. Nicholas, Esq.
          Attorney-in-Fact

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 26 to Registration Statement No. 2-80751 on Form N-1A of our report dated February , 2000, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" appearing in the Prospectus, which is also a part of such Registration Statement.



Denver, Colorado